UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
                                 ______________
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 1, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                           URANIUM INTERNATIONAL CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

          NEVADA                        000-52660                 20-1769847
_______________________________   ________________________   ___________________
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

     1 PLAZA PASEO, 110 - 4801 LANG AVENUE NE
             ALBUQUERQUE, NEW MEXICO                               87109
     ________________________________________                    __________
     (Address of principal executive offices)                    (Zip Code)


                                 (503) 842-5537
               __________________________________________________
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on April 1, 2008, the Board of Directors (the "Board") of Uranium International Corp., a Nevada corporation (the "Company") accepted the resignation of D. Bruce Horton as the President/Chief Executive Officer and a director of the Company. On the same date, the Board accepted the consent of Richard M. Cherry to act as the President/Chief Executive Officer and a director of the Company.

BIOGRAPHY

RICHARD M. CHERRY has over thirty-four years of experience in the nuclear industry, having worked for multiple companies in areas of uranium mining, production, conversion, marketing and nuclear power generation. Mr. Cherry currently consults to the uranium industry. From 2000 through 2006, Mr. Cherry was the president and chief executive officer of Cotter Corporation and Nuclear Fuels Corporation, which are both affiliates of General Atomics Corporation. Mr. Cherry was responsible for all aspects of mining and milling operations in Colorado, including uranium and vanadium production. He was also responsible for the worldwide uranium marketing efforts of all uranium produced by Cotter Corporation and Nuclear Fuels Corporation to customers in the United States, Japan and Europe. From 1997 through 2000, Mr. Cherry served as the vice president of ConverDyn and Nuclear Fuels Corporation. ConverDyn is a joint venture between Honeywell International and General Atomics formed to market uranium conversion services to large electrical utilities worldwide. From 1993 to 1997, Mr. Cherry served as the executive vice president of UG U.S.A., Inc. UG U.S.A. is the U.S. subsidiary of the German uranium trading company, Urangesellschaft mbH based in Frankfurt, which trades all forms of nuclear fuel. From 1986 to 1993, Mr. Cherry served as the regional director (Far East) of Sequoyah Fuels Corporation, marketing their uranium conversion services to clients in Japan, South Korea and Taiwan. From 1973 to 1986, Mr. Cherry held various engineering and management positions with Kansas Gas and Electric Company, where he was responsible for the commercial and technical areas required to secure nuclear fuel for the Wolf Creek Generating Station near Burlington, Kansas.

Mr. Cherry holds an M.S. in Mechanical Engineering from Wichita State University and a B.S. in Engineering Physics from the University of Oklahoma. He is a licensed Professional Engineer in the State of Kansas.

EXECUTIVE SERVICES AGREEMENT

On April 1, 2008, the Company entered into an executive service agreement with Cleary Petroleum Corporation, an Oklahoma corporation ("Clearly Petroleum") and Richard M. Cherry (the "Executive Agreement"). In accordance with the terms and provisions of the Executive Agreement, Mr. Cherry through Cleary Petroleum will provide to the Company such services as required relating to his executive position as the President and Chief Executive Officer of the Company. In accordance with the further terms and provisions of the Executive Agreement, the Company shall pay to Cleary Petroleum a monthly fee of $25,000.00 and will grant to Mr. Cherry 1,000,000 stock options exercisable at $1.75 per share for a ten year period. The Executive Agreement may be terminated by either party upon thirty days notice.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA

FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTION.

Not applicable.

(d) EXHIBITS.

10.1 Executive Service Agreement dated April 1, 2008 between Uranium International Corp., Cleary Petroleum Corporation and Richard M. Cherry.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            URANIUM INTERNATIONAL CORP.


DATE:  APRIL 4, 2008.       /s/ RICHARD M. CHERRY
                            ________________________________________
                            NAME:  RICHARD M. CHERRY
                            TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER